RELATED PARTY TRANSACTIONS (Tables)	12 Months Ended
Dec. 29, 2024
Related Party [Abstract]
Disclosure of transactions between related parties	The amount for compensation expense recognized in net earnings for key management personnel, was as follows:

	2024	2023

Short-term employee benefits(1)	$10,964	$5,950
Post-employment benefits	209	199
Termination benefits(2)	(487)	4,431
Share-based payments(1)	53,577	18,376
	$64,263	$28,956
(1) As a result of the termination and subsequent reinstatement of the employment of Mr. Glenn J. Chamandy as President and Chief Executive Officer (CEO) and Director of the Company, short-term employee benefits for fiscal 2024 include $1.7 million for short-term incentive plan benefits, and share-based payments include $17.0 million in stock-based compensation expense adjustments for reinstated share-based awards (for which a reversal of compensation expense of approximately $6 million was recorded in the fourth quarter of fiscal 2023 and presented in "termination benefits").
(2) Fiscal 2024 includes $9.3 million of severance to outgoing executives (see note 16(g)), more than offset by the reversal of $9.8 million in severance benefits which had been accrued in the fourth quarter of 2023. Fiscal 2023 includes a net charge of $4.4 million which resulted from the termination of the employment of Mr. Glenn J. Chamandy as President and Chief Executive Officer (CEO) and Director of the Company,

The amounts included in accounts payable and accrued liabilities for share-based compensation awards to key management personnel were as follows:

	December 29, 2024	December 31, 2023

DSUs[1]	$18,687	$13,576